TerreStar

Mobile Communications. Redefined.

TerreStar

December 2009

Safe Harbor
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:
This presentation includes “forward looking statements.” All statements other than statements of historical facts included in this presentation regarding the prospects of our industry and our prospects, plans, financial position and business strategy, may constitute forward looking statements. These statements are based on the beliefs and assumptions of our management and on the information currently available to our management at the time of such statements. Forward looking statements generally can be identified by the words “believes,” “expects,” “anticipates,”
“intends,” “plans,” “estimates” or similar expressions that indicate future events and trends. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these expectations may not prove to be correct. Important factors that could cause actual results to differ materially from our expectations are disclosed in our filings with the United States Securities and Exchange Commission (“SEC”). All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included our SEC filings. Factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected include, but are not limited to, our ability to obtain financing, obtain and maintain regulatory approvals, generate sufficient cash flows, develop our universal chipset architecture, achieve market acceptance for our services, develop our network and generate technological innovations.
The forward-looking statements in this presentation are made only as of the date of this presentation.
We undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

TerreStar Delivers in 2009
• Introduced the world's first quad-band GSM and tri-band WCDMA/HSPA smartphone with integrated all-IP satellite-terrestrial voice and data capabilities
 - TerreStar Genus™.
• Signed agreements with Qualcomm and Infineon to add S Band satellite capability to next generation mobile chipsets enabling integrated satellite functionality in mass-market devices costing about the same as cellular-only devices.
• Launched the world’s largest, most powerful commercial communications satellite - TerreStar-1 and successfully deployed its 18 meter reflector, the largest commercial satellite antenna ever unfurled.
• Brought on-line redundant gateway earth stations in the United States and
 Canada.
• Completed the first end-to-end phone call over TerreStar-1 between two
 TerreStar GENUS™ smartphones and satisfied last regulatory milestones.
• Announced the successful completion of in-orbit testing of TerreStar-1.
• Activated an all-IP, 4G core network.
• Executed a distribution agreement with AT&T whereby AT&T will offer the
 TerreStar GENUS solution to its government and commercial customers.
• Signed multi-year, multi-million dollar revenue lease of 1.4GHz spectrum asset.
• Received FCC and industry certification for the TerreStar GENUS™ smartphone.

Holdings structured to comply with Canadian foreign ownership rules
Legal entity holding of 8 MHz of 1.4GHz spectrum
Legal entity holding of 20 MHz of 2.0 GHz spectrum
TerreStar Corporation
(NASDAQ: TSTR)
MVH HOLDINGS INC.
(100% owned)
MOTIENT HOLDINGS INC.
(100% owned)
TerreStar National
Services, Inc.
(Government Sub)
(100% owned)
MOTIENT VENTURES HOLDING INC.
(100% owned)
TERRESTAR
NETWORKS INC.
(88.4% owned)
MOTIENT
COMMUNICATIONS INC.
(100% owned)
MOTIENT LICENSE INC.
(100% owned)
MOTIENT SERVICES INC.
(100% owned)
TerreStar
License Inc.
(License Sub)
(100% owned)
TERRESTAR
GLOBAL LTD
(a Bermuda Company)
(86.5% owned)
TerreStar
Europe Limited
(a UK Company)
(100% owned)
TerreStar Networks
Holdings (Canada)
Inc.
(33-1/3% owned)
TerreStar Networks
(Canada) Inc.
(80% owned)
20%
4506901 Canada Inc
(100% owned)
TERRESTAR HOLDINGS INC.
(100% owned)
TERRESTAR 1.4 HOLDINGS LLC
(100% owned)
TerreStar Corporate Structure

Alaska
Canada
Hawaii
United States
Puerto Rico
U.S. Virgin Islands
TerreStar Coverage Map
Spot beams respond dynamically to usage requirement
2GHz MSS Satellite Direct
ATC Using MSS 2GHz Frequency
Ku - Band Feeder Links
Geographically Diverse Earth Stations
Standard Communication Networks
IP Cloud/ PSTN

TerreStar

Integrated Network Architecture

NASDAQ WELCOME
TERRESTAR CORPORA
NASDAQ LISTED [TST
AUGUST 16, 2007
Terre Star
NASDAQ
voice mail
Connected to satellite
e-mail

Significant Development Progress
TerreStar Networks Strategy
• Spectrum Perfected, License Secured
 – Successful Satellite Launch
 – Call Completed Over Satellite with Integrated Satellite-Terrestrial Devices
 – All FCC and IC Milestones Achieved
• Minimize Risk
 – Experienced Management
 – Market-Defining Technology
 – Tier 1 Partners and Suppliers
• Prudent Capital Plan
 – Targeted and Prioritized Technology Spend
 – Aggressive Operating Expense Reduction
 – Restructured Agreements with Partners and Suppliers

TerreStar

Mobile Communications. Redefined.

TerreStar

Significant Assets and Capabilities
Assets	Capabilities
• Most powerful two-way commercial communications
 satellite ever launched
• TerreStar-2 underway
• 2 Satellite Gateways licensed, ground segments
 completed -- in testing
• ATC global IP license portfolio
• Beam coverage: United States, Canada, Puerto Rico, Hawaii, Alaska and US Virgin Islands • Capable of generating approximately 500 simultaneous spot beams
Significant 2 GHz Ecosystem

Satellite Partners

LORAL Space & Communications

arianespace service & solutions

Devices Partners

QUALCOMM

infineon

TechFaith

OSS/BSS Partners

ams

CGI

accenture

Network Partners

HUGHES

CISCO

Nokia Siemens Networks

TerreStar

Industry-Leading Partners and Suppliers
Critical Partner Ecosystem is in Place and Executing to Plan

ALL IP NETWORK AVAILABILITY
JULY
SERVICE AVAILABILITY

TerreStar

Key Dates
Complete Satellite simulated
calls with ground network
Final Satellite review for
shipment to launch base
Commence Core Network/IT
Development Program
TerreStar-1 Launch
TerreStar Network
Operational
EB Commercial Terminals
ready
Final hardware and software
certification to perfect
spectrum
FCC & PTCRB
(industry) certification
Scale Commercial Service
Launch with AT&T
2009
2010
Satellite Demonstration
at IACP conference
Limited Service Launch

TSN
Start
voice mail
11:02
Connected to satellite
Switch to cellular mode
e-mail
Satellite Mode Guide
Switch to Cellular
OK

Customizable

User Interface

Terrestrial

Satellite

Form Factor

TerreStar GENUSTM Smartphone

• Components usable by any ODM
• Windows Mobile Professional 6.5
• Touch Screen
• QWERTY Keyboard
• Dual-band WCDMA (850 and 1900)
• Quad-band GSM/EGPRS (850,900,1800,1900)
• Wi-Fi
• Bluetooth
• 2.x GHz GMR-3G
• No external antenna
• Conventional Size & Weight
 – 4.2” x 2.5” x 0.8”
 – 5.2 ounces (with battery)
FCC & PTCRB (industry)
certification -- December 2009

Next Generation Chipsets
Infineon	Qualcomm
• Software Defined Radio – Programmable protocols – Support for all major frequency bands • High volume / Low cost chips • Lower power consumption	• Qualcomm Chipset – sHRPD Satellite Protocol in future chips • Significant downstream channels • High volume / Low cost chips • Universal - 3GPP, 3GPP2, CDMA
Hughes Network Systems	Alcatel-Lucent
• Native support for GMR3-G Satellite Protocol	• Leverage Commercial Base Stations – Higher Volumes
GSM/HSPA/LTE/GMR-3G
CDMA/HRPD(EVDO)HSPA+/LTE/sHRP
D
Chipset
Satellite Base
Stations

System	Voice/Data Capabilities	Handsets / Terminals	Other
TerreStar				
ICO				
SkyTerra Communications				
iridium				
Globalstar				
inmarsat				

TerreStar

Competitive Overview
• Next generation system with configurable spot beams	• Voice, data up to 400 kbps • Broadcast mobile video capable	• PDA size GSM/satellite handsets, priced slightly higher than standard cellular PDAs	• NA
• Next generation system with configurable spot beams	• Mobile video to vehicle platform (MIM - Mobile Interactive Media) for video and two-way messaging	• NA	• NA
• Legacy system • GEO two satellites covering N, central and part of S. America	• NA	• Large expensive terminals $4000+	• Planned next generation system similar to TerreStar’s
• Legacy system	• 2.4k voice, 2.4k data	• Large expensive handsets ($1500 handset)	• $1-2/min
• Legacy system	• Voice, data up to 9.6 kbps	• Large expensive handsets	• Failing satellite system
• Legacy system	• Voice, data up to 492 kbps	• Large, expensive terminals & devices	• NA

Roam-In Business Model
• Definition: Roam-In Service
 – Effectively allows customers of GSM carriers to “roam-in” to satellite coverage
 – Requires GSM customers to purchase a satellite enabled handset
• Roam-In Business Model
 – GSM carriers will pay a monthly recurring charge per subscriber plus usage charges
 – Introduced as an additional service feature from GSM operators, and would appear on the customers’ bill from the carrier
 – Satellite usage charges will appear as roaming charges on the customers’ bill

TerreStar
Mobile Communications. Redefined.

TerreStar

The Roam-In Value Proposition
Channel Partners	GSM Customers
• Fills network gaps for carriers • Enhances customer retention • Utilizes existing form factor devices • Creates new market opportunities • Creates a key competitive differentiator	• Provides complete coverage nationwide • Single device for everyday and disaster communications • More robust voice and date applications (than existing MSS)
Roam-In Value Proposition For:

•  Risk averse business and
      consumers willing to pay a premium
      for safety and peace of mind
•  For use primarily in emergency
 situations

• Adventurous travelers to parks and
 nature areas, leisure boaters,
 ATV/4x4/snowmobilers, mountain
 bikers…
• For use in emergencies and
 occasional communications
• Need for communication and vertical
 applications for business continuity
 and in remote areas
• All enterprise markets, including
 finance & insurance, transportation &
 logistics, extractive industries, oil &
 gas, agriculture, forestry, etc.
• Consumers and small business users
 living/working in areas where
 terrestrial coverage is poor
• For use for basic communication
Safety Conscious
Outdoor Adventurers
Industry/Enterprise
Rural Population
• First Responders, Public Safety
 Personnel & Essential Mission Critical
 Personnel
• Continuous coverage when terrestrial
 networks are unavailable
Government & Public Safety
A number of wireless market segments would benefit from the addition of TerreStar service capabilities
Addressable Wireless Market Segments

Purchase Interest: Addressable Market
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
$20.00
$15.00
$10.00
$5.00
$-
Access Price Premium over Standard Cellular
"Definitely Purchase"
"Probably Purchase"

Source: Frost & Sullivan Ubiquitous Coverage Survey January 2008

Integrated Satellite/cellular
Addressable Market in 000s
839
549
3,878
11,778
20,684
Government
Industry Verticals
Outdoor Adventurer
General Business
General Consumer
Total Addressable Market: 38 million

TerreStar

• At a $20 monthly premium, almost 20% of cellular
 subscribers indicated an interest in purchasing integrated
 cellular/satellite services
• This equates to a potential total addressable market size of over 50M (270M US cellular market x 19.5% = 53M)
• 10% of business cellular subscribers indicated they would
 definitely purchase at a $20 premium
• Bottom-up approach to defining addressable market results
 in 38M market size
• Achieving 38M market size depends on bringing equipment
 costs down to no more than $50 premium over standard
 cellular devices
• Earliest adopters will be government/public safety, industry verticals, and outdoor adventurers
Source: Sources: US Bureau of labor statistics , National Fire Protection Association,
Department of Justice website, Office of Management and Budget, FEMA website,
National Survey on Recreation and the Environment, USDA Forest Service, National
Marine Manufacturers Association, US Census Bureau, TerreStar market feedback and analysis
US Market of ~50M for integrated terrestrial/satellite
service
Breakdown of US Integrated Satellite/Cellular Market
Breakdown of US Market Segments

Significant Progress on Roam-In
TerreStar has made significant progress towards launching the Roam-In business
Execution of Roam-In Plan
Roam-In Revenues Expected To Begin in 2010
Perfected Spectrum & Secured License	Technological Ecosystem	Roaming-Agreements	Third Party Distribution Agreements
• Successfully launched satellite into orbit on July, 1 2009 • First successful call over satellite using TerreStar smart phones completed on July 19, 2009 • All FCC and IC milestones achieved
• Integrated satellite / ground-based
 design
• Handsets achieved FCC and
 industry certification in December
 2009
• Third-party handset certification
 process underway
• R&D agreements in place with
 Infineon and Qualcomm for chip
 development
• Nokia base stations available, with
 next gen LTE versions expected to
 be available in 2011
• AT&T roaming agreement executed • In discussions with other carriers
• AT&T distribution agreement
 executed
• Significant progress in
 negotiating distribution
 agreements with third-parties
• Creates a distribution channel
 for TerreStar handsets and
 satellite services
• Currently integrating logistics,
 provisioning, billing and
 customer care operations with
 initial MNO.

1.4 GHz Spectrum
• 8 year lease term with ROFR purchase option at $250M or value of competing offer
 – Lease payments $1M per month for first eight months; $2M per month thereafter
 – Lease commenced October 2009

ATC Opportunities
• Several Integrated Satellite / ATC opportunity classes identified
 – 4G upgrade for existing carriers
 – 4G capacity expansion for existing carriers
 – Market / geographic expansion
 – Industry vertical applications (Smart Grid, transportation, government…)
• Project activity underway in all classes
• Commercial availability of 2.0 GHz LTE equipment expected in 2011
• MNOs experiencing rapidly increasing demand for data services on
 3G networks and face increasing spectrum limitations
• 4G demands even more spectrum for implementation
• FCC ATC authorization application pending
• TS-2 (ground spare) 85% complete and on schedule to permit commencement of commercial ATC operations in late 2010

Financials

Consolidated Condensed Balance Sheet 9/30/09

Unaudited ($ in millions)

Cash and Cash Equivalents	$72.3	Accounts Payable and Accrued Expense	$22.0
Other Current Assets	$8.6	Dividend Payable on Series A & B and Other Current Liabilities	31.6
Total Current Assets	$81.0	Total Current Liabilities	$53.5

Fixed Assets, Net	$900.6	Notes and Accrued Interest, Net of Discount	$904.6
Intangible Assets, Net	$345.8	Other Long Term Liabilities	24.8
Other Long Term Assets	$13.3	Total Long Term Liabilities	$929.4
Total Long Term Assets	$1,259.8
		Series A Convertible Preferred Stock	$90.0
		Series B Convertible Preferred Stock	$318.5
		All Other Equity and APIC	$1,203.0
		Accumulated Deficit	$(1,253.7)
		Total Shareholder's Equity	$357.8

Total Assets	$1,340.8	Total Liabilities and Shareholder's Equity	$1,340.8

TerreStar Capitalization and Market Value
as of September 30, 2009

($ in millions, except share data)

Book Value
Current Share Price as of 9/30/2009	$2.29
Common Shares Outstanding	139.7
Options, Warrants and Convertible Instruments	30.0
Fully Diluted Shares Outstanding	169.7
Equity Value	$388.6

Plus:
TerreStar Networks 16.5% Senior PIK Notes due February 15, 2014	$810.4
TerreStar Networks 6.5% Exchangeable PIK Notes due June 15, 2014	$167.0
TerreStar-2 14.0% Purchase Money Credit Agreement due February 5, 2013	$65.3
Total Debt	$1,042.7

Plus:
Series A Cumulative Convertible Preferred Stock	$90.0
Series B Cumulative Convertible Preferred Stock	$318.5
Series C Preferred Stock	$0.0
Series D Preferred Stock	$0.0
Series E Junior Participating Preferred Stock	$0.0
Total Preferred	$408.5

Less:
Cash and Cash Equivalents	$(72.3)

Total Enterprise Value	$1,767.5

Senior Secured PIK Notes:
Original Issue Amount $550 million
Maturity: 2/14/2014
PIK Interest: 16.5% on 2/15 & 8/15
Senior Exchangeable PIK Notes:
Original Issue Amount: $150 million
Maturity: 6/15/2014
Interest: PIK thru 3/2011 at 6.5%
Conversion: TSTR shares at $5.57/share
TerreStar-2 Credit Agreement:
Commitment: $100 million
Outstanding: $65.3 million
Maturity: 2/5/2013
Interest:  PIK thru 2/2012 at 14%
Series A&B Preferred Stock:
Series A Amount: $90.0 million
Series B Amount: $318.5 million
Series A&B Maturity: 4/15/2010
Conversion: TSTR shares at $33.33/share
Dividends: 5.5% cash or 6.5% common
 Paid on 4/15 & 10/15
Series E Junior Preferred Stock:
1.9 million shares authorized and 1.2 million issued on
6/10/2008, convertible into TSTR shares at a rate of 25:1